99(i) Loan and Security Agreement between the Company and MainStreet IPO.com Inc. dated July 12, 2000.

                      LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT dated July 12, 2000, is between MAINSTREET IPO.COM INC., a Delaware corporation, whose mailing address is 171 Church Lane, North Brunswick, NJ 08902, and DIALYSIS CORPORATION OF AMERICA, a Florida corporation, whose mailing address is 27 Miller Street, Lemoyne, PA 17043.


     1.  Definitions.  As used herein, the following terms, when initial
         -----------
capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Uniform Commercial Code as adopted in Florida shall have the meanings given therein unless otherwise defined herein.

     1.1  Affiliate shall mean any person, company or business entity
          ---------
controlling, controlled by or under common control with, Borrower, whether such common control is direct or indirect, including all of the partners, officers, directors and principal shareholders of Borrower. Any family member (immediate and beyond) of an Affiliate or any Person with whom the Affiliate has an association, directly or indirectly, exclusive of the Lender or Todd & Company, Inc., are included in the definition of Affiliate.

     1.2  Agreement shall include all amendments, modifications and
          ---------
supplements hereto and shall refer to this Agreement and all its exhibits and schedules as the same may be in effect at the time such reference becomes operative.

     1.3  Borrower shall mean MainStreet IPO.com Inc., a Delaware corporation,
          --------
and its successors and assigns.

     1.4  Closing Date.  That date at which the closing of the transactions
          ------------
contemplated in this Agreement shall be completed as referred to in Section
2.1.

     1.5  Collateral shall mean (a) all of the Borrower's right, title and
          ----------
interest in and to all 300,000 shares of common stock, $.001 par value, of Linux Global Partners, Inc. which Borrower currently has and any other securities of Linux Global Partners, Inc. Borrower may hereinafter obtain;
(b) all instruments, documents, securities, and the proceeds of any of the foregoing, owned by the Borrower or in which it has or may hereafter acquire an interest; (c) all ledger sheets, files, records, documents, and instruments evidencing an interest in or relating to the foregoing; and (d) all proceeds and products of the Collateral, including, without limitation, all claims against third parties for loss of any of the foregoing, including accounts, contract rights, chattel paper and general intangibles arising out of any sale, lease or other disposition of the Collateral.

     1.6  Creditor.  Any person, entity, association of any type to whom the
          --------
Borrower is indebted for money, services, property, or anything whatsoever in an amount of $10,000 or more in dollars or equivalent fair value.

     1.7  Escrow Agreement shall mean that agreement referred to in the Note
          ----------------
and this Agreement pursuant to which the Collateral is pledged and held as otherwise described in Section 3.3.

     1.8  Event of Default shall mean any event described in Section 9.
          ----------------

     1.9  GAAP shall mean generally accepted accounting principles
          ----
consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the relevant Person.

     1.10  Indebtedness shall mean all liabilities, obligations and
           ------------
indebtedness of or advances by the Borrower of any and every kind and nature, including, without limitation, the Obligations and all obligations and/or liabilities to Affiliates and to Creditors, whether heretofore, now or hereafter owing, arising, due or payable from the Borrower to any Person, and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed, secured, or otherwise.

     1.11  Lender shall mean Dialysis Corporation of America, a Florida
           ------
corporation, and its successors and assigns.

     1.12  Lien shall mean any mortgage or deed of trust, pledge, hypothe-
           ----
cation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any title retention agreement, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction).

     1.13  Loan shall have the meaning set forth in Section 2.1.
           ----

     1.14  Loan Documents shall mean this Agreement, the Note, the Escrow
           --------------
Agreement, the Subordination Agreement, and all other documents executed in connection with the Loan.

     1.15  Merger means the proposed merger of Lender and Borrower or its
           ------
Affiliate as provided in the Agreement and Plan of Merger between and among the Lender, the Borrower and its Affiliates dated October 20, 1999 ("Merger Agreement").

     1.16  Note shall mean the Secured Convertible Promissory Note dated
           ----
July 12, 2000 evidencing the Loan under this Agreement.

     1.17  Obligations shall mean, without limitation, the Loan (as defined
           -----------
in Section 2) and all other debts, obligations, or liabilities of every kind and description of Borrower to Lender, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, including, without limitation, any Loan by renewal or extension, all payments of principal, interest and other amounts due under the Note, all Indebtedness of Borrower to Lender, all undertakings to take or refrain from taking any action and all Indebtedness owing from Borrower to others which Lender may obtain by purchase, negotiation, discount, assignment or otherwise, all costs incurred by Lender to obtain, preserve and/or enforce the security interests granted by this Agreement, to collect the Obligations, and to maintain and preserve the Collateral, with such costs including, but not limited to, expenditures made by the Lender for taxes, assessments, insurance premiums, reasonable attorneys' fees and other legal expenses, and expenses of sale, together with interest on the above amounts at the highest rate being paid by Borrower on any of its Obligations, all of which Borrower agrees to pay to Lender. Obligations shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Section 11.

     1.18  Person shall mean an individual, a corporation, an association, a
           ------
partnership, a joint venture, a joint stock company, a trust, an organization, a business, or a government or political subdivision thereof, or any govern-ment agency, or any other form of entity.

     1.19  Subordination Agreement shall mean that agreement dated July 12,
           -----------------------
2000 subordinating the Subordinated Debt.

     1.20  Subordinated Debt shall mean Indebtedness of the Borrower to any
           -----------------
Affiliate of the Borrower that is subordinated to the Obligations pursuant to the Subordination Agreement included as part of the Loan Documents.


     2.  Loan and Interest.
         -----------------

     2.1  Loan.  Subject to the terms and conditions of the Loan Documents
          ----
and Section 2.6 of this Agreement, the Lender shall lend to the Borrower $140,000 to be evidenced by a Note of the Borrower in substantially the form as attached hereto as Exhibit A, in the principal amount of $140,000. This borrowing shall be made simultaneously with the execution of the Loan Documents at the offices of Jaffe, Freedman & Hait, LLC, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 (the "Closing Date"). The Note shall mature at the earlier of (i) failure of approval by Lender's shareholders of the Merger on or before but not later than November 1, 2000, or (ii) one year from the date hereof, subject to acceleration, conversion, and prepay-ment as provided herein and in the Note.

     2.2  Interest.  The Note shall bear interest from the date hereof to
          --------
maturity on the unpaid principal balance thereof at the rate of 1/2 of 1% per annum in excess of the prime rate as the Lender's bank describes as its "prime" or "best" rate (the "Prime Rate"), when and as the Prime Rate shall change, but in no event less than 9.5% per annum, and after maturity (whether by acceleration or otherwise) at a rate of 5% per annum in excess of the Prime Rate. Interest on the Note shall accrue from the date hereof until the Note and all Obligations are fully satisfied and shall, on the maturity date of the Note, be payable to the Lender, and thereafter upon demand. Interest shall be calculated on the basis of a 360-day year.

     2.3  Loan Payments.  All payments of the Obligations shall be made by
          -------------
the Borrower to the Lender in immediately available funds at its principal office in Lemoyne, Pennsylvania, or at such other place as the Lender may designate in writing, at such times as shall be set forth herein or in the Note.

     2.4  Loan Purpose.  Borrower agrees to use the proceeds of the Loan
          ------------
solely for working capital, and for no other purpose except upon prior written approval of the Lender.

     2.5  Prepayment.  The Borrower shall have the right from time to time
          ----------
to prepay the Note in part in amounts of $10,000 or a multiple thereof, or at any time in whole, together with accrued interest to such prepayment date. No prepayment pursuant to this Section 2.5 of less than the entire unpaid principal amount of the Note shall relieve the Borrower from its Obligations under this Agreement.

     2.6  Loan Reduction for Fee Payment.  At the Closing, as provided in
          ------------------------------
Section 2.1, the $140,000 amount of the Loan shall be reduced by $12,420, a fee due from Borrower to Todd & Company, Inc. ("Todd"), which Lender, with the acknowledgement and agreement of Borrower, shall pay to Todd, or to the order of any designee of Todd, as per the enclosed bill attached as Schedule
2.6. Thereby, the Borrower will be receiving from the Lender net Loan proceeds at the Closing of $127,580; provided, notwithstanding anything herein to the contrary, the principal of the Loan remains at $140,000, which is due hereunder, together with accrued interest on that principal sum, at the maturity date of the Note.


     3.  Security.
         --------

     3.1  Grant of Security Interest.  To secure the payment and performance
          --------------------------
of all of the Obligations, the Borrower hereby grants, assigns, pledges and transfers to the Lender a continuing security interest in and assigns to the Lender all of the Collateral. The security interest granted hereby shall constitute a first and best lien on the Collateral.

     3.2  Financing Statements.  Borrower shall execute such financing
          --------------------
statements and other documentation as shall reasonably be required by the Lender in order to perfect the security interests granted to the Lender and to carry out the terms of this Agreement. The security interest may be evidenced by certain UCC-1 Financing Statements or a copy of this Agreement to be recorded by Lender with the applicable filing offices.

     3.3 Pledge of Collateral and Escrow. Borrower agrees to assign, transfer, pledge and deliver the Collateral to Lawrence E. Jaffe, Esq., attorney-at-law, Secretary and counsel to the Lender, to hold in escrow to secure the Note in accordance with the Escrow Agreement attached to the Note and made a part of this Agreement and the Loan Documents. Transfer of and voting rights relating to the Collateral shall be governed by the terms of the Note and the Escrow Agreement.

     3.4  Filing and Recording.  The Borrower shall cause all instruments,
          --------------------
documents, and financing statements relating to the Collateral given as security pursuant to this Agreement to be duly recorded and/or filed in all places necessary, in the opinion of the Lender, to perfect and protect the first priority lien and security interest of the Lender in the Collateral, all at the

Borrower's cost and expense. The Borrower authorizes the Lender to file any such document, instrument and/or financing statement, although the same may have been executed only by the Lender, or at the option of the Lender, to sign such financing statement, document or instrument on behalf of the Borrower, and file the same, and the Borrower hereby irrevocably designates the Lender, its agents, representatives, and designees, as agents and attorneys-in-fact for the Borrower for this purpose. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is require to protect and preserve the Lender's lien and security interest in the Collateral, the Borrower shall, at its cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Lender.


     4.  Conditions of Closing.
         ---------------------

    4.1  Conditions of Loan.  Without limiting in any manner any other
         ------------------
provisions of this Agreement, the obligation of the Lender to make the Loan is subject to: (i) the accuracy and correctness of the representations and warranties of the Borrower contained herein and in the other Loan Documents and in any schedule and certificate delivered pursuant to this Agreement or the other Loan Documents; (ii) the performance by the Borrower of its agreements contained herein and in the other Loan Documents; and
(iii) the satisfaction of all of the following conditions:

     (a)  Note.  The Note, in form and substance satisfactory to the Lender
          ----
and its counsel, shall have been duly authorized, executed and delivered by the Borrower, shall be in full force and effect and no default shall exist thereunder.

     (b)  Articles of Incorporation.  The Lender shall have received copies
          -------------------------
of the Articles of Incorporation of the Borrower, and all amendments thereto, certified by the Secretary of State of Delaware.

     (c)  Certificates of Good Standing.  The Lender shall have received
          -----------------------------
certificates for the Borrower, of the corporation's good standing under the laws of each state where the Borrower is authorized to transact business.

     (d)  Loan Documents.  All Loan Documents required by Lender to be
          --------------
executed at Closing shall have been executed and delivered to Lender.

     (e)  Opinion of Counsel to the Borrower.  The Lender shall have
          ----------------------------------
received the opinion of counsel for the Borrower dated the Closing Date, as to the transactions contemplated by this Agreement, in form and substance satisfactory to the Lender and its counsel.

     (f)  Taxes.  All taxes, fees and other charges in connection with the
          -----
execution, delivery, recording, filing and registration of any of the Loan Documents shall have been paid.

     (g)  Governmental Approvals.  All necessary approvals, authorizations
          ----------------------
and consents, if any are required, of all governmental bodies (including courts) having jurisdiction with respect to the Collateral and the transac-tions contemplated by this Agreement shall have been obtained.

     (h)  No Injunction, Etc.  No action, proceeding, investigation, regula-
          ------------------
tion or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby, or which, in the Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement, except as described in Schedule 4.1(h).

     (i)  No Material Adverse Change.  There shall not have occurred (a) any
          --------------------------
material adverse change in the business, financial condition or results of operations of the Borrower since June 30, 2000, or (b) any event, condition or state of facts which would materially affect the business, financial condition or results of operations of the Borrower.

     (j)  Proceedings and Documents.  All opinions, certificates and other
          -------------------------
instruments and all proceedings in connection with the transactions contem-plated by this Agreement shall be satisfactory in form and substance to the Lender and its counsel. The Lender shall have received copies of all other instruments and other evidence as the Lender may reasonably request, in form and substance satisfactory to the Lender and its counsel, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith, including without limitation corporate proceedings certified by appropriate corporate authorities.

     (k)  Subordinated Debt.  Affiliates shall have executed and delivered to
          -----------------
the Lender an agreement (in form and substance satisfactory to Lender) pursuant to which the Affiliates shall have subordinated $1,300,000 in principal indebtedness due from the Borrower to the Affiliates.

     (l)  Event of Default.  No Event of Default, nor any event or condition
          ----------------
which, with notice, lapse of time or the making of the Loan would constitute an Event of Default, shall have occurred and be continuing.

     4.2  Waiver of Conditions Precedent.  If the Lender shall close and fund
          ------------------------------
the Loan prior to the fulfillment of any of the conditions precedent set forth in Section 4.1 hereof, the making of the Loan shall constitute only an extension of time for the fulfillment of such condition(s) and not a waiver thereof, and the Borrower shall thereafter use its best efforts to fulfill each such condition promptly.


     5.  Representations and Warranties of the Borrower.  In order to induce
         ----------------------------------------------
the Lender to enter into this Agreement and each of the other Loan Documents and to make the Loan, the Borrower makes the following CONTINUING warranties and representations to the Lender:

     5.1  Organization and Authority.  (a) The Borrower is a corporation duly
          --------------------------
organized, validly existing and in good standing under the laws of the State of its incorporation and has the corporate power and authority to conduct its business as now conducted and as proposed to be conducted while this Agreement is in effect; (b) the execu-tion and delivery of this Agreement and the Note and other Loan Documents and the performance of the transactions contemplated hereby and thereby are within the corporate authority of the Borrower and have been duly authorized by all proper and necessary corporate action; (c) the execution and delivery of this Agreement, the Note, and other Loan Documents and the performance of the transactions contemplated hereby and thereby will not violate or contra-vene any provisions of law or the articles of incorporation or bylaws of the Borrower, or result in a breach or default in respect of the terms of any other agreement to which the Borrower is a party or by which it is bound, which breach or default would result in the creation, imposition or enforce-ment of any lien against any of the Collateral, or would have a material adverse affect on the conduct of the Borrower's business as it is now being conducted and proposed to be conducted while this Agreement is in effect, or would otherwise impair the value of the security interest granted to the Lender hereunder; and (d) the Borrower is duly qualified as a foreign corporation and is in good standing and duly authorized to do business in every jurisdiction where the nature of its properties or the conduct of its business requires such qualification and authorization.

     5.2  Binding Effect of Documents.  The Loan Documents are legal and
          ---------------------------
binding obligations of the Borrower enforceable in accordance with their terms.

     5.3  Government Consent.  The execution and delivery of this Agreement
          ------------------
and the Note, and other Loan Documents and the performance of the transac-tions contemplated hereby and thereby do not require any approval or consent of any governmental agency or authority, or of any other party.

     5.4  Financial Statements.  The Financial Statements to be furnished
          --------------------
to Lender pursuant to Section 7.3 of this Agreement shall be true and correct, present fairly and completely the financial condition of the Borrower and its subsidiaries in all material respects for the periods covered in such Financial Statements, shall have been prepared in accordance with GAAP, and shall be in accordance with the respective books of accounts and records of the Borrower. The Financial Statements shall not be materially different from the audited financial statements of the Borrower included in the Borrower's registration statement on Form S-4 dated February 9, 2000 filed with the Securities and Exchange Commission with respect to the Merger for the period April 12, 1999 (inception) through October 31, 1999, except for Indebtedness to Joseph M. Salvani, an Affiliate of the Borrower.

     There shall not be any Indebtedness which shall not be shown or provided for in full on the Financial Statements.

     5.5  Affiliate Indebtedness.  The only Indebtedness to an Affiliate is
          ----------------------
$1,300,000 owing to Joseph M. Salvani, which shall be subordinated to the Loan in accordance with Section 6 of this Agreement.

     5.6  No Change in Financial Condition.  Since the ending date of the
          --------------------------------
Financial Statements described in Section 7.3, there shall not be any change in the assets, liabilities, financial condition or operations of the Borrower, other than changes in the ordinary course of business, nor shall the Borrower have incurred any obligation or Indebtedness which would adversely affect its financial condition, operations or the Collateral, except as the Borrower's business may be modified to satisfy the requirements of the Securities and Exchange Commission and/or the NASD.

     5.7  No Other Liabilities.  Except to the extent to be reflected in
          --------------------
the Financial Statements described in Section 7.3, the Borrower does not know or have reasonable grounds to know of any basis for the assertion against it of any liabilities, Indebtedness or obligations of any nature, direct or indirect, accrued, absolute or contingent , which if material shall be deemed an Event of Default.

     5.8  Taxes.  The Borrower has filed all federal, state, local and other
          -----
tax returns and reports required to be filed by it, and such returns and reports are true and correct. The Borrower has paid all taxes, assessments and other governmental charges lawfully levied or imposed on or against it or its properties, other than those presently payable without penalty or interest.

     5.9  No Litigation.  Except as listed on Schedule 5.9 and Schedule 4.1(h)
          -------------
of this Agreement, there is no litigation or proceeding or governmental investigation pending or, to the knowledge of the Borrower, threatened against or relating to the Borrower, its properties or business, or relating to the Collateral.

     5.10  Compliance with Laws.  Except as listed on Schedule 5.10 of this
           --------------------
Agreement, the Borrower is not in violation of or default under any statute, regulation, license, permit, order, writ, injunction or decree of any government, governmental department, commission, board, bureau, agency, instrumentality or court, which violation or default would have a material adverse effect on the business, properties or condition, financial or other-wise, of the Borrower.

     5.11  No Default.  The Borrower is not in default under a material
           ----------
order, writ, judgment, injunction, decree, indenture, agreement, lease or other instrument or contract, which default would have a material adverse effect on the business, properties or condition, financial or otherwise, of the Borrower, or in the performance of any covenants or conditions respecting any of its Indebtedness, or upon the Collateral, and no Creditor or any other holder of any Indebtedness of the Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of the Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrower or its properties is pending or, to the knowledge of the Borrower, is threatened against Borrower.

     5.12  Title to Collateral.  Except for the security interests granted
           -------------------
herein, the Borrower is and at all times during the term of this Agreement will be the sole owner of and have good and marketable title to the Collateral, free from all Liens in favor of any person other than the Lender, and has full right and power to grant the Lender a security interest therein, and the security interest granted in the Collateral is a valid first security interest and will inure to the benefit of the Lender without further action. All information furnished to Lender concerning the Collateral is and will be complete, accurate and correct in all material respects when furnished.

     5.13  Name Rights, Licenses, Franchises, etc.  Borrower possesses and,
           --------------------------------------
so long as any Obligations hereunder remain unpaid, the Borrower will continue to possess all permits, trade memberships, franchises, contracts and licenses required and all trade mark rights, trade names, trade name rights, patents, patent rights, and fictitious name rights, domain names and web pages, all necessary to enable it to conduct the business in which it is now engaged or is about to engage without conflict with the rights of others. Nothing in this Section 5.13, however, shall prevent the Borrower from failing to renew or from entering into additional permits, trade memberships, franchises, contracts and licenses or trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights if in the judgment of the Borrower reasonably exercised such action is advisable for business purposes and will not materially and adversely affect the business in which it is then engaged.

     5.14  Event of Default.  No event has occurred and is continuing which
           ----------------
constitutes an Event of Default or would constitute such an Event of Default after notice or lapse of time or both.

     5.15  Margin Securities.  None of the transactions contemplated by this
           -----------------
Agreement (including, without limitation thereof, the use of the proceeds of the Loan) will violate or result in a violation of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto. The Borrower does not own or intend to carry or purchase, directly or indirectly, any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and the proceeds of the Loan will be used only for the purposes contemplated hereunder. None of the proceeds of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause the Loan to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Federal Reserve Board. The Borrower will neither take nor permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

     5.16  Full Disclosure.  None of the Loan Documents, nor any statements
           ---------------
furnished by or on behalf of the Borrower to the Lender in connection with the Loan Documents, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. To the Borrower's knowledge, there is no fact which the Borrower has not disclosed to Lender in writing which materially and adversely affects or, to the Borrower's knowledge, will materially and adversely affect the Borrower, the Collateral, the Lender's Liens in the Collateral or the priority thereof, the other assets, business, profits or conditions (financial or otherwise) of the Borrower, or the ability of the Borrower to perform the Obligations.


     6.  Subordination.  The principal amount of any Indebtedness to any
         -------------
Affiliate who is identified on Schedule 6 to this Agreement owed or hereafter incurred by or on behalf of the Borrower shall, at all times during this Agreement and as long as the Obligations are outstanding and due and owing to the Lender, be subject and subordinate to the Loan, the Note, and all the

Loan Documents, notwithstanding when such Indebtedness was or will be incurred by the Borrower. Such Indebtedness shall be subordinated in accordance with the Subordination Agreement.


     7.  Affirmative Covenants.  The Borrower covenants and agrees that
         ---------------------
until all of the Obligations have been paid in full and Borrower shall have no further Obligations under this Agreement, unless the Lender shall otherwise consent in writing:

     7.1  Repayment of Obligations.  The Borrower shall repay the Obliga-
          ------------------------
tions according to the terms of this Agreement, the Note and the other Loan Documents.

     7.2  Performance Under Loan Documents.  The Borrower shall perform all
          --------------------------------
obligations required to be performed by it under the terms of this Agreement, the Note, the Escrow Agreement, and the other Loan Documents and any other agreements now or hereafter existing or entered into between the Borrower and the Lender.

     7.3  Financial Statements.  The Borrower shall deliver within six weeks
          --------------------
from the date hereof to the Lender copies of its balance sheet and statement of operations as of June 30, 2000, prepared by Holtz, Rubenstein & Co., LLP, independent accountants ("Financial Statements"). All of the Financial Statements shall be true and correct, present fairly and completely the financial condition of Borrower and its subsidiaries in all material respects for the periods covered therein, shall have been prepared in accordance with GAAP, and shall be in accordance with the respective books of account and records of the business of the Borrower, and shall present no liabilities or transactions which are not reflected in the Financial Statements described in this Section 7.3.

     7.4  Other Information.  The Borrower shall furnish to the Lender:
          -----------------

     (a) Promptly upon receipt thereof, copies of all financial reports, if any, submitted to the Borrower or any of its subsidiaries by its auditors, in connection with each annual or interim audit of their respective books by such auditors;

     (b) Promptly upon the issuance thereof, copies of all reports to or from the Securities and Exchange Commission or any other governmental agency or any securities exchange, and all reports, notices, or statements sent to its stockholders;

     (c) Promptly upon the commencement thereof, written notice of any litigation, including arbitrations, and of any proceedings before any governmental agency which would, if successful, materially affect the Borrower or any subsidiary, or where the amount involved exceeds $10,000; and

     (d) With reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any sub-sidiary as the Lender may from time to time request. The Lender is hereby authorized to deliver a copy of any financial statements or any other information relating to the business, operations, or financial condition of the Borrower or any subsidiary which may be furnished to it or come to its attention pursuant to this Agreement or otherwise, to any regulatory body or agency having jurisdiction of the Lender or to any person which shall, or shall have any right or obligation to, succeed to all or any part of the Lender's interest in the Note, this Agreement and any security herein provided for or otherwise securing the Note.

     7.5  Taxes and Claims.  The Borrower shall duly pay and discharge, and
          ----------------
shall cause each of its subsidiaries to pay and discharge, (a) all taxes, assessments, and governmental charges upon or against the Borrower or its subsidiaries or their respective properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established, and (b) all lawful claims, whether for tort damages, labor, materials, supplies, services, repairs, wages or otherwise, which might or could, if unpaid, become a Lien upon the properties or assets of the Borrower or its subsidiaries, unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

     7.6  Books and Reserves.  The Borrower shall and shall cause each of its
          ------------------
subsidiaries to:

     (a) Maintain, at all times, true and complete books, records, and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and consistent with those applied in the preparation of the Financial Statements referred to in
Section 7.3, and

     (b) By means of appropriate quarterly entries, reflect in its accounts and in all financial statements proper liabilities and reserves for all taxes and proper reserves for depreciation, renewals and replacements, obsolescence and amortization of its properties and bad debts, all in accordance with GAAP consistently applied, as above described.

     7.7  Other Information.  Furnish to the Lender such other financial and
          -----------------
business information and reports in form and substance satisfactory to the Lender as and when the Lender may from time to time request.

     7.8  Maintenance of Existence and Licenses.  While this Agreement
          -------------------------------------
remains in effect and until the Obligations have been paid in full, (a) maintain its corporate existence in good standing; (b) make no change in the nature or character of its existing or proposed business or engage in any business in which it was not or was not to be engaged on the date of this Agreement as disclosed in Schedule 7.8, except as the business may be modified to satisfy the requirements of the Securities and Exchange Commission and/or the NASD; (c) maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business;
(d) at the request of Lender, qualify as a foreign corporation and obtain all requisite licenses and permits in each state (other than the state of its incorporation) where the Borrower does business; and (e) file or cause to be filed in a timely manner all reports, applications, estimates and licenses which shall be required by any governmental authority and which, if not timely filed, would have a material adverse effect on the Borrower, the Collateral, the Lender's Liens in the Collateral or the priority of such Liens.

     7.9  Notice of Certain Events.  The Borrower shall, immediately upon
          ------------------------
obtaining knowledge thereof, give written notice to the Lender of: (a) any material litigation or proceeding brought against the Borrower, whether or not the claim is considered by the Borrower to be covered by insurance;
(b) any written notice of a violation received by the Borrower from any governmental regulatory body or law enforcement authority which, if such violation were established, might have a material adverse effect on the business of the Borrower, the value of the Collateral, the Lender's Liens in the Collateral or the priority of such Liens; (c) any labor controversy which has resulted in a strike or other work action materially affecting the Borrower; (d) any attachment, judgment, Lien, levy or order which may be placed on or assessed against or threatened against the Borrower if the amount thereof exceeds $10,000 or against the Collateral in any amount;
(e) any Event of Default or any event which, after notice or lapse of time or both, would become an Event of Default; and (f) any other matter which has resulted in a material adverse change in the financial condition, cash flows or operations of the Borrower.

     7.10  Payment of Indebtedness: Performance of Other Obligations.  The
           ---------------------------------------------------------
Borrower shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the operation of the Borrower's business; provided, however, that the Borrower may in good faith by appropriate proceedings and with due diligence contest any such taxes, assessments, governmental charges, acts, rules, regulations, orders and directions. The Borrower shall also observe and remain in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, and all covenants and conditions of all agreements and instruments to which the Borrower is a party, which failure to comply or failure to obtain would materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Borrower.

     7.11  Defense of Collateral.  Defend the Collateral and all proceeds
           ---------------------
therefrom against all claims and demands of all Persons at any time claiming the same or any interest therein and preserve the Collateral free from any subsequent Liens, and Borrower shall pay all costs and expenses (including attorneys' fees) incurred in connection with such defense and preservation.


     8.  Negative Covenants.  The Borrower covenants and agrees that so long
         ------------------
as this Agreement shall remain in effect and until the Obligations have been paid in full, and Borrower shall have no further obligations under this Agreement, unless the Lender shall consent in advance in writing, it shall not:

     8.1  Sale of Assets or Merger.  Discontinue its business or proposed
          ------------------------
business or liquidate, sell, transfer, directly or indirectly, assign or otherwise dispose of a material part of its assets or of the Collateral, by sale, merger, consolidation or otherwise.

     8.2  Liens and Encumbrances.  Sell, assign, pledge, grant or suffer
          ----------------------
to exist any Lien on any of the Collateral to any Person other than the Lender, or permit any Lien to attach to any of the Collateral, except in favor of the Lender.

     8.3  Distributions and Dividends.  Declare or pay any dividends or make
          ---------------------------
any other payments on its capital stock, redeem, repurchase or retire any of its capital stock, or make any other distribution to its stockholders.

     8.4  Change in Management or Business.  Engage in any business other than
          --------------------------------
the business in which the Borrower is currently engaged or proposed to be engaged as per Schedule 7.8, change its management or make any material change in any of its business objectives, purposes and operations which might in any way adversely affect the repayment of the Loan.

     8.5  Repayment of Affiliates.  Directly or indirectly, make or repay any
          -----------------------
Indebtedness to, or purchase, assume or guarantee any obligation of, any of the Borrower's Affiliates, except that the Borrower may make travel or other reasonable expense advances to employees in the ordinary course of its business.

     8.6  Guaranties.  Guarantee or otherwise, in any way, become liable with
          ----------
respect to the Indebtedness of any Person other than the Obligations to Lender.

     8.7  Payments on Subordinated Debt.  Make any payments, whether directly
          -----------------------------
or indirectly, on any Subordinated Debt or purchase any Subordinated Debt, provided, however, that reductions in Subordinated Debt shall be permitted on a dollar for dollar basis from additional equity that is injected into Borrower subsequent to the date of this Agreement or from the use of retained earnings, on a quarterly basis, arising subsequent to June 30, 2000, but in no case more than 50% of such Subordinated Debt, so long as both before and immediately after the contemplated reduction, (a) no Event of Default shall exist under this Agreement, and (b) no facts or circum-stances exist which, with notice and/or lapse of time, could constitute an Event of Default under this Agreement.


     9.  Events of Default.
         -----------------

     9.1  Event of Default.  The occurrence of any one or more of the following
          ----------------
events shall constitute an "Event of Default":

     (a) The Borrower fails to pay any portion of the Obligations when due and payable or declared due and payable;

     (b) The Borrower fails or neglects to observe, perform or comply with any other term, provision, condition, covenant, warranty or representation contained in this Agreement or the other Loan Documents or in any other agreement now existing or hereafter executed evidencing, securing or relating in any way to the Obligations, which is required to be observed, performed or complied with by the Borrower; provided, however, that the breach by the Borrower of any non-financial covenant that is reasonably susceptible to cure by the Borrower within 30 days shall not constitute an Event of Default if such breach is fully cured within 30 days after written notice from Lender;

     (c) If any representation or warranty made orally or in writing by or on behalf of the Borrower in this Agreement, or in the other Loan Documents or in any other agreement now existing or hereafter executed between the Borrower and the Lender, or in connection with the transactions contemplated hereby or thereby, shall prove to have been false or incorrect in any material respect at the time at which such representation or warranty was made;

     (d) Other than the Lender's Lien, there shall occur any Lien on any of the Collateral, or any levy, seizure or attachment thereof;

     (e) The Borrower is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business;

     (f) The filing by the Borrower of any voluntary petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under the Bankruptcy Code or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing;

     (g) The filing against the Borrower of any involuntary petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under the Bankruptcy Code or under any other act or law per-taining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing, and such petition is not dismissed within forty-five (45) days of the filing thereof or within such forty-five (45) day period an order for relief under the Bankruptcy Code or any other applicable act or law shall be entered;

     (h) The Borrower ceases to be solvent, or the Borrower ceases to conduct its business as now conducted or as proposed to be conducted;

     (i) A notice of lien, levy or assessment in an amount in excess of $10,000 is filed of record to all or any portion of the Borrower's assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a Lien upon the Collateral or any other asset of the Borrower and the same is not dismissed, released, discharged or transferred to bond within thirty
(30) days after the same becomes a Lien or, in the case of ad valorem taxes, prior to the last day when payment may be made without penalty or such earlier date upon which payment is required pursuant to the terms of the other Loan Documents;

     (j) Any of the Loan Documents for any reason ceases to be in full force and effect unless the document is re-established or reinstated within 10 days of Lender's written notice to the Borrower, or any of the Loan Documents for any reason is declared to be null and void, or the Borrower denies that it has any further liability under any Loan Document to which it is a party, or gives notice to such effect;

     (k) Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes the cessation or substantial curtailment of the Borrower's revenue producing activities for 30 days or more;

     (l) The loss, suspension or revocation of, or failure to renew, any material license or permit now held or hereafter acquired by the Borrower or required for Borrower's business unless the Borrower fully remedies such loss, suspension, revocation or failure to renew within 30 days;

     (m) The Lender does not have or ceases to have a valid and perfected first priority Lien in the Collateral, in each case, for any reason other than the failure of the Lender to take any action within its control;

     (n) The entry of a judgment or the issuance of a warrant of attachment, execution or similar process against the Borrower or any of their respective assets in excess of $10,000, which shall not be dismissed, discharged or bonded within thirty (30) days;

     (o) If a custodian, trustee, receiver or assignee for the benefit of Creditors is appointed or takes possession of the Collateral, or any of the Borrower's other assets;

     (p) There shall occur any change in the business of the Borrower or its operations, conduct or prospects thereof as per Schedule 7.8, which, individually or in the aggregate, would have a material adverse effect on the Borrower's ability to repay the Obligations; or

     (q) There shall occur any material adverse change in the financial condition of the Borrower.

     9.2  Acceleration of the Obligations.  Upon and after an Event of Default
          -------------------------------
(other than an Event of Default specified in Section 9.1(f) or (g) hereof), all of the Obligations may, at the option of the Lender, and without demand, notice (except for any notice and cure period expressly allowed under Section 9.1(b)) or legal process of any kind, be declared, and immediately shall become, due and payable, and upon the occurrence of an Event of Default specified in Section 9.1(f) or (g) or hereof, all of the Obligations shall automatically become due and payable, without demand, notice or legal process of any kind, anything in the Note or other contract evidencing any such obligation or in the Loan Documents or in any other agreement to the contrary notwithstanding.

     9.3  Default Rate of Interest.  Upon the occurrence and during the
          ------------------------
continuance of an Event of Default, all of the Obligations shall bear interest at the Post-Default Rate set forth in the Note until either (i) such Event of Default is cured to the Lender's satisfaction or otherwise waived in writing by the Lender, (ii) the Lender takes the Collateral in satisfaction of the Note and the Obligations; (iii) the Obligations are paid in full; or (iv) the
Note is converted in full by the Lender and this Agreement is terminated.

     10.  Rights and Remedies After Event of Default.
          ------------------------------------------

     10.1  Rights and Remedies.  Upon and after the occurrence of any Event
           -------------------
of Default, the Lender shall have, in addition to all other rights and remedies which the Lender may have under this Agreement, the other Loan Documents, and applicable law, the following rights and remedies, all of which may be exercised with or without further notice to the Borrower: (a) all of the rights and remedies of a secured party under the UCC of the State of Florida, or any other state where such rights and remedies are asserted; and (b) the right to the fullest extent allowed under the Note and the Escrow Agreement, and to which Borrower agrees and shall make no objection to in any action, whether in court, administrative agency, arbitration or otherwise, for the Lender to take the Collateral in Lender's name, through self-help and without the need for judicial process, without the need for obtaining a final judgment or giving the Borrower notice and opportunity for a hearing on the validity of the Lender's claim, without posting bond or other security which might otherwise be required by law or a court prior to exercise of this remedy, with the Collateral all going to the name and possession of the Lender without any requirement of valuation, sale or liquidation of the Collateral, and with no right of redemption by any Person, whether for itself or on behalf of the Borrower, notwithstanding the Collateral is in excess of the Obligations under this Agreement and the Note. The Borrower agrees that the Lender has no obligation to preserve rights to the Collateral against any Person or to marshal any Collateral for the benefit of any Person.

     10.2  Rights and Remedies Cumulative; Non-Waiver; Etc.  The enumeration
           -----------------------------------------------
of the Lender's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by the Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under the Loan Documents or under any other agreement between the Borrower and the Lender or which may now or hereafter exist in law or in equity or by suit or otherwise; provided, if the Lender exercises its rights and remedies under subparagraph (b) of Section 10.1, it will take and obtain all rights, title and interest to the entire Collateral in full satisfaction of Borrower's Obligations, and will seek no further remedies as to the Borrower's Obligations. No delay or failure to take action on the part of the Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege, except as limited by the proviso in the first sentence of this
Section 10.2 relating to taking the Collateral in full satisfaction of the Borrower's Obligations, or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower and the Lender or the Lender's employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. The Lender shall not, under any circumstances or in any event whatsoever, have any liability for any error, omission or delay of any kind occurring in the liquidation of the Collateral or for any damages resulting therefrom except damages directly attributable to the Lender's gross negligence or willful misconduct.

     11.  Miscellaneous.
          -------------

     11.1  Survival of Agreements.  All agreements, covenants, representa-
           ----------------------
tions and warranties contained herein or made in writing by or on behalf of the Borrower in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Loan Documents until the Obligations are fully paid and performed and Borrower shall have no further obligations under this Agreement. No termination or cancellation (regardless of cause or procedure) of this Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to any transaction or event occurring prior to such termination or cancellation. The Borrower further agrees that to the extent that the Borrower makes a payment or payments to the Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by the Lender.

     11.2  Governing Law; Waiver of Jury Trial.  THIS AGREEMENT SHALL BE
           -----------------------------------
INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF FLORIDA. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF FLORIDA, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS STATED IN SECTION 11.3 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID. THE BORROWER WAIVES ANY OBJECTION WHICH THE BORROWER MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO ANY SUIT OR PROCEEDING INSTITUTED BY THE LENDER UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF FLORIDA. NOTHING IN THIS SECTION 11.2 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH HAS JURISDICTION OVER THE BORROWER OR ITS PROPERTY. EACH OF THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON IN CONNECTION WITH THE LOAN OR THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER

TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO MAKE THE LOAN.

     11.3  Notice.  All notices and other communications hereunder shall be
           ------
in writing and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States malls, with postage prepaid, and addressed to the party to be notified as follows:

If to Lender:           Dialysis Corporation of America
                        27 Miller Street
                        Lemoyne, PA 17043
                        Attn: Stephen W. Everett
                        Facsimile Number: (717) 730-9133

With a copy to:         Lawrence E. Jaffe, Esq.
                        777 Terrace Avenue, 5th Floor
                        Hasbrouck Heights, NJ 07604
                        Facsimile Number: (201) 288-8208

If to the Borrower at:  MainStreet IPO.com Inc.
                        171 Church Lane
                        North Brunswick, NJ 08902
                        Attn: Joseph M. Salvani
                        Facsimile Number: (718) 227-6780

With a copy to:         McLaughlin & Stern, LLP
                        260 Madison Avenue
                        New York, NY 10016
                        Attn: Richard J. Blumberg, Esq.
                        Facsimile Number: (212) 448-0066

or to such other address as each party may designate for itself by like notice, or on the date of delivery to such party at such address, if notice is given or delivered by hand, telex, telegram, facsimile transmittal, or overnight courier.

     11.4  Indemnification of the Lender and its Affiliates.  From and at
           ------------------------------------------------
all times after the date of this Agreement, and in addition to all of the Lender's other rights and remedies against the Borrower, the Borrower agrees to hold the Lender, its Affiliates and their respective officers, directors and employees, harmless from, and to indemnify the Lender, its Affiliates and their respective officers, directors and employees against, all losses, damages, costs and expenses (including, but not limited to, attorneys' and paralegals' fees, costs and expenses) incurred by the Lender, its Affiliates and their respective officers, directors and employees from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution or performance of, or the financing transactions contemplated by, this Agreement and the other Loan Documents, the Lender's furnishing of funds to the Borrower pursuant to this Agreement; provided, however, that the foregoing indemnification shall not protect a Lender or its Affiliates from loss, damage, cost or expense directly attributable to such Lender's or any Affiliate's willful misconduct or gross negligence or arising from any claim by a shareholder of the Lender other than the Borrower or its Affiliates, provided the shareholder has continuously held $2,000 in market value or 1% of the Lender's securities for at least one year prior to the assertion of any such claim. All of the foregoing losses, damages, costs and expenses of the Lender, its Affiliates and their respective officers, directors and employees shall be payable by the Borrower upon demand by the Lender and shall be additional Obligations hereunder secured by the Collateral.

     11.5  Waivers by the Borrower.  The Borrower waives (a) presentment,
           -----------------------
demand and protest and notice of presentment, protest, non-payment, maturity and all other notices; (b) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing the Lender to exercise any of the its remedies; and (c) the benefit of all valuation, appraisement and exemption laws.

     11.6  Lawful Charges.  It is the intent of the parties that the rate of
           --------------
interest and all other charges due from the Borrower be lawful. Notwith-standing anything to the contrary contained in this Agreement or the Note, if at any time until payment in full of the Obligations, the rate of interest payable with respect to the Loan (the "Stated Rate") exceeds the highest lawful rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the Stated Rate shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Lender from the making of Loan hereunder is equal to the total interest which the Lender would have received had the Stated Rate been (but for the operation of this paragraph) the interest rate payable since the Closing Date. Thereafter, the interest rate payable hereunder shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by the Lender pursuant to the terms hereof exceed the amount which the Lender could lawfully have received had the interest due hereunder been calculated for the full Term at the Maximum Lawful Rate. If for any reason payment of a portion of interest or charges as required by this Agreement would exceed the limit established by applicable law, then the obligation to pay interest or charges shall automatically be reduced to such limit and if any amounts in excess of such limit shall have been paid, then such amounts shall be applied to the unpaid principal amount of the Obligations or refunded so that under no circumstances shall interest or charges required hereunder exceed the Maximum Lawful Rate.

     11.7  Assignment.  The Borrower may not sell, assign or transfer this
           ----------
Agreement, or the other Loan Documents or any portion thereof, including without limitation, the Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. The Borrower hereby consents to the Lender's participation, sale, assignment, transfer or other dis-position at any time or times hereafter of this Agreement or the other Loan Documents, or of any portion hereof or thereof, including without limitation, the Lender's rights, title, interests, remedies, powers and duties hereunder or thereunder.

     11.8  Binding Effect.  All of the terms of this Agreement and the other
           --------------
Loan Documents, as the same may from time to time be amended, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Borrower and the Lender. This provision, however, shall not be deemed to modify Section 11.7.

     11.9  Injunctive Relief.  The Borrower recognizes that in the event
           -----------------
the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lender. The Borrower therefore agrees that the Lender, if the Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     11.10  Collection Costs.  All costs and expenses incurred by the
            ----------------
Lender to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, stationery and postage, telephone and telegraph, secretarial and clerical expenses, the fees or salaries of any collection agents utilized, all costs to maintain and preserve the Collateral and all attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing or satisfying the Lender's security interest in the Collateral, whether through the Escrow Agreement, judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any of the other Loan Documents delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, shall be paid by the Borrower to the Lender, upon demand, or, at the Lender's election, added to the Obligations, and the Lender may take judgment against the Borrower for all such costs, expense and fees in addition to all other amounts due from the Borrower hereunder.

     11.11  No Waiver of Merger.  Notwithstanding anything in this Agreement
            -------------------
or any of the Loan Documents to the contrary, no provisions or terms of the Merger or the Merger Agreement are waived or modified by virtue of the Loan, this Agreement or the Loan Documents.

     11.12  Severability.  Any provision of this Agreement which is
            ------------
prohibited and unenforceable in any jurisdiction shall, as to such juris-diction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.13  Entire Agreement, Modification, Benefit.  This Agreement and
            ----------------
the Loan Documents shall constitute the entire agreement of the parties and no provision of this

Agreement or the Loan Documents, including the provisions of this Section, may be modified, deleted or amended in any manner except by agreement in writing executed by the parties.

     11.14  Construction.  All references in this Agreement to the single
            ------------
number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

     11.15  Headings.  The underlined headings contained herein are for
            --------
convenience only and shall not affect the interpretation of this Agreement.

     11.16  Counterparts.  This Agreement may be executed in more than one
            ------------
counterpart, each of which shall be deemed an original.

     11.17  Nonliability of Lender.  The Lender shall not have any fiduciary
            ----------------------
responsibilities to the Borrower. The Lender undertakes no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     11.18  Limitation of Liability.  No claim may be made by the Borrower
            -----------------------
against the Lender, or its Affiliates for any special consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contem-plated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     11.19  Warrant of Attorney.  Except to the extent Lender exercises its
            -------------------
remedy under Section 10.1(c) to which this Section 11.19 shall have no application, the Borrower authorizes any attorney at law, including an attorney engaged by the Lender, to appear in any court of record in the State of New York or any other State or Territory of the United States, after the occurrence of an Event of Default hereunder and waive the issuance and service of process and confess judgment against the Borrower in favor of the Lender, for the amount of the Obligations then appearing due, together with costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The Borrower hereby expressly waives any conflict of interest that the Lender's attorney may have in confessing such judgment against Borrower and expressly consents to the confessing attorney receiving a legal fee from the holder for confessing such judgment against Borrower. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the Lender nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
---------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY
-------------------------------------------------------

BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT
---------------------------------------------------------------------------
CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST
-----------------------------------------------------------------------------
THE LENDER, INCLUDING FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT OR ANY
-----------------------------------------------------------------------------
OTHER CAUSE.
-----------


MAINSTREET IPO.COM INC.                DIALYSIS CORPORATION OF AMERICA,
a Delaware corporation                 a Florida corporation

   /s/ Joseph M. Salvani                  /s/ Thomas K. Langbein

By----------------------------------   By-------------------------------
   JOSEPH M. SALVANI                      THOMAS K. LANGBEIN
Title: Chairman of the Board, Chief    Title: Chairman of the Board and
       Executive Officer and President        Chief Executive Officer